UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 8, 2016 (April 5, 2016)

Clean Diesel Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1621 Fiske Place, Oxnard, California 93033
(Address of Principal Executive Offices) (Zip Code)

(805) 639-9458
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2016, Charles R. Engles, Ph.D. and Bernard H. “Bud” Cherry informed the Board of Directors (the “Board”) of Clean Diesel Technologies, Inc. (the “Company”) that they will not stand for re-election to the Board at the Annual Meeting of Stockholders to be held on May 25, 2016, in light of their desire to retire as directors at the end of their current term. Both Dr. Engles and Mr. Cherry confirmed that there are no disagreements between the Company and them relative to their decision not to stand for re-election.

Item 8.01. Other Events.

On April 8, 2016, the Company issued a press release relating to Dr. Engles’ and Mr. Cherry’s decision not to stand for reelection. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press Release dated April 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Diesel Technologies, Inc.

Date: April 8, 2016	By:	/s/ David E. Shea
Name: David E. Shea
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 8, 2016